UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2024

Mediaco Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

48 WEST 25TH STREET, THIRD FLOOR
NEW YORK, New York 10010
(Address of principal executive offices, including zip code)

(212) 229-9797
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2024, J. Scott Enright, Jeffrey H. Smulyan and Patrick M. Walsh resigned from the Board of Directors (the “Board”) of MediaCo Holding, Inc. (the “Company”), effective on such date. Messrs. Enright, Smulyan and Walsh tendered their resignations in connection with the Company paying off the outstanding obligations under the Emmis Note, as defined and discussed in more detail below. Messrs. Enright, Smulyan and Walsh held no other positions within the Company and did not serve on any committees of the Board. Each director’s decision to resign was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01	Other Events.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2019, pursuant to that certain Contribution and Distribution Agreement, by and among the Company, Emmis Communications Corporation (“Emmis”) and SG Broadcasting, the Company issued an unsecured convertible promissory note, dated as of November 25, 2019, in favor of Emmis (the “Emmis Note”). As long as any amounts under the Emmis Note remained outstanding, the Company only nominated as Class A directors those individuals specified by Emmis. The Emmis Note matured on November 25, 2024. On November 25, 2024, the Company repaid the Emmis Note in full, in cash, and there are no further amounts owed by the Company under the Emmis Note, which is now discharged in full.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release of MediaCo Holding Inc., dated November 26, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date: November 26, 2024	By:	/s/ Andrew Carington
Name: Andrew Carington
Title: Chief Legal Officer